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                                                                   EXHIBIT 10.48

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                                PLEDGE AGREEMENT

                                      among

                              CROMPTON CORPORATION,

                           CERTAIN OF ITS SUBSIDIARIES
                         FROM TIME TO TIME PARTY HERETO

                                       and

                        DEUTSCHE BANK AG NEW YORK BRANCH,
                                   as PLEDGEE

                        --------------------------------

                           Dated as of August 16, 2004

                        --------------------------------

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                                PLEDGE AGREEMENT

        PLEDGE AGREEMENT (as amended, restated, modified and/or supplemented from time to time, this "Agreement"), dated as of August 16, 2004, among each of the undersigned pledgors (each, a "Pledgor" and, together with any other entity that becomes a pledgor hereunder pursuant to Section 30 hereof, the "Pledgors") and Deutsche Bank AG New York Branch, as collateral agent for the benefit of the Lender Creditors (as defined below) and as collateral agent for the benefit of all of the Secured Creditors (as defined below) (in such capacities and (in either case) together with any successor collateral agent, the "Pledgee"). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined. Notwithstanding anything herein to the contrary, (i) for purposes of Section 3.1(i)(A) hereof and the first reference to "Pledgee" in
Section 3.2(c) hereof, the term "Pledgee" shall mean Deutsche Bank AG New York Branch (together with any successor collateral agent), in its separate individual capacity as collateral agent for the benefit of the Lender Creditors with respect to the Priority Credit Document Obligations, (ii) for purposes of
Section 3.1(i)(B) hereof and the second reference to "Pledgee" in Section 3.2(c) hereof, the term "Pledgee" shall mean Deutsche Bank AG New York Branch (together with any successor collateral agent), in its separate individual capacity as collateral agent for the benefit of all of the Secured Creditors with respect to the Obligations not constituting Priority Credit Document Obligations, and (iii) for purposes of all other provisions in this Agreement, the term "Pledgee" shall mean (x) Deutsche Bank AG New York Branch (together with any successor collateral agent), in its separate individual capacity as collateral agent for the benefit of the Lender Creditors with respect to the Priority Credit Document Obligations and (y) Deutsche Bank AG New York Branch (together with any successor collateral agent), in its separate individual capacity as collateral agent for the benefit of all of the Secured Creditors with respect to the Obligations not constituting Priority Credit Document Obligations.

                              W I T N E S S E T H :

        WHEREAS, Crompton Corporation, a Delaware corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), Deutsche Bank AG, Cayman Islands Branch, as Deposit Bank, and Deutsche Bank AG New York Branch, as administrative agent (together with any successor administrative agent, the "Administrative Agent") have entered into a Credit Agreement, dated as of August 16, 2004, providing for the making of Loans to the Borrower, and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent and the Pledgee are herein called the "Lender Creditors") (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may from time to time be amended, modified, extended, renewed, replaced, restated, supplemented and/or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) of all or any portion of, the indebtedness under such credit agreement or any successor credit agreement, whether or not with the same agent, trustee, representative, lenders or holders);

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        WHEREAS, the Borrower and/or one or more of the other Pledgors may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Hedging Creditors");

        WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Lender Creditors and the Hedging Creditors the payment and performance when due of all Guaranteed Obligations as described (and defined) therein;

        WHEREAS, the Borrower has, prior to the date hereof, issued (x) $110,000,000 in aggregate principal amount of its 7.75% debentures due 2023 (the "Existing 2023 Senior Notes", and with the holders from time to time of such Existing 2023 Senior Notes being herein called the "Existing 2023 Senior Noteholders") pursuant to the Indenture, dated as of February 1, 1993, between the Borrower (as successor-in-interest to Witco Corporation) and Deutsche Bank Trust Company Americas (as successor-in-interest to JPMorgan Chase Bank (which in turn was a successor-in-interest to The Chase Manhattan Bank, N.A.)), as trustee (together with any successor trustee, the "Trustee"), as amended by the First Supplemental Indenture thereto, dated as of February 1, 1996, among the Borrower, the Trustee and U.S. Bank, National Association, as trustee for the Existing 2006 Senior Notes (as further amended, modified or supplemented from time to time, the "Existing Senior Notes Indenture"), and (y) $150,000,000 in aggregate principal amount of its 6.875% debentures due 2026 (the "Existing 2026 Senior Notes", and with the holders from time to time of such Existing 2026 Senior Notes being herein called the "Existing 2026 Senior Noteholders"; and (i) the Existing 2026 Senior Noteholders, together with the Existing 2023 Senior Noteholders, are collectively referred to herein as the "Existing Senior Noteholders" and (ii) the Existing 2023 Senior Notes, together with the Existing 2026 Senior Notes, are collectively referred to herein as the "Existing Senior Notes") pursuant to the Existing Senior Notes Indenture;

        WHEREAS, the Borrower and/or one or more of the other Pledgors have entered into, or may in the future enter into, one or more agreements or arrangements providing for (x) cash overdraft protection to be made available to the Borrower and/or one or more of the other Pledgors as part of their cash management system and/or (y) credit card lines of credit to be made available to certain employees of the Borrower and/or one or more of the other Pledgors, in each case, with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Additional Secured Creditors"), which agreements or arrangements may, in accordance with the terms thereof and to the extent permitted by the Credit Agreement and the other Credit Documents, be (x) guaranteed by the Borrower and/or one or more of the other Pledgors and (y) secured on an equal and ratable basis in an aggregate amount not to exceed $30,000,000 with the other Obligations not constituting Priority Credit Document Obligations as hereinafter provided (each such agreement or arrangement, an "Additional Secured Agreement");

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        WHEREAS, the Lender Creditors, the Hedging Creditors, the Existing
Senior Noteholders and the Additional Secured Creditors are collectively referred to herein as the "Secured Creditors";

        WHEREAS, it is a condition precedent to (i) the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of, the Borrower under the Credit Agreement, (ii) the Hedging Creditors entering into Interest Rate Protection Agreements and Other Hedging Agreements, and (iii) the Additional Secured Creditors entering into Additional Secured Agreements, that each Pledgor shall have executed and delivered to the Pledgee this Agreement;

        WHEREAS, because of the condition precedent described in the immediately preceding recital, it is a requirement under the Existing Senior Notes Indenture that the Borrower's obligations in respect of the Existing Senior Notes be secured on an equal and ratable basis with a portion of the other Obligations as, and to the extent, provided therein and herein; and

        WHEREAS, each Pledgor obtained benefits from the issuance by the Borrower of the Existing Senior Notes and will obtain benefits from the incurrence of Loans by the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement, the entering into by the Borrower and/or one or more of the other Pledgors of Interest Rate Protection Agreements or Other Hedging Agreements and the entering into by the Borrower and/or one or more of the other Pledgors of Additional Secured Agreements and, accordingly, desires to execute this Agreement in order to satisfy the conditions described in the two preceding recitals and to induce the Lenders to make Loans to the Borrower and issue, and/or participate in, Letters of Credit for the account of the Borrower, the Hedging Creditors to enter into Interest Rate Protection Agreements or Other Hedging Agreements with the Borrower and/or one or more of the other Pledgors and the Additional Secured Creditors to enter into Additional Secured Agreements with the Borrower and/or one or more of the other Pledgors;

        NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

        1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

        (i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of

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    Credit, fees, costs and indemnities) of such Pledgor and each other Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Pledgor and each other Pledgor is a party (including, without limitation, in the event such Pledgor is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Pledgor and each other Pledgor under the Subsidiaries Guaranty) and the due performance and compliance by such Pledgor and each other Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements being herein collectively called the "Credit Document Obligations");

        (ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor and each other Pledgor to the Hedging Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereinafter arising (including, without limitation, in the case of a Pledgor that is a Subsidiary Guarantor, all obligations, liabilities and indebtedness of such Pledgor and each other Pledgor under the Subsidiaries Guaranty in respect of the Interest Rate Protection Agreements and Other Hedging Agreements), and the due performance and compliance by such Pledgor and each other Pledgor with all of the terms, conditions and agreements contained in each such Interest Rate Protection Agreement and Other Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Hedging Obligations");

        (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium and interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Borrower at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) owing by the Borrower to the Existing Senior Noteholders, whether now existing or hereafter incurred under, arising out of or in connection with the Existing Senior Notes and the other Existing Senior Notes Documents and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Existing Senior Notes Documents (all such obligations, liabilities and indebtedness under this clause (iii) being herein collectively called the "Existing Senior Notes Obligations");

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        (iv)    the full and prompt payment when due (whether at stated
    maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Additional Secured Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Additional Secured Agreement, whether such Additional Secured Agreement is now in existence or hereinafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each such Additional Secured Agreement (all such obligations, liabilities and indebtedness under this clause (iv) being herein collectively called the "Additional Secured Obligations");

        (v) any and all sums advanced by the Pledgee in order to preserve the Collateral or preserve its security interest in the Collateral;

        (vi) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Pledgor referred to in clauses (i) through (iv) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

        (vii) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement;

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (vii) of this Section 1 being herein collectively called the "Obligations", it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement; provided that, notwithstanding anything to the contrary contained herein, (x) obligations, liabilities and indebtedness which would otherwise constitute Additional Secured Obligations as defined in clause (iv) of this definition shall not constitute "Obligations" for purposes of (or be secured pursuant to) this Agreement or any other Security Document unless the Borrower shall have delivered to the Collateral Agent a Notice of Security Entitlement (as defined in the Security Agreement) pursuant to, and in accordance with the terms of, the Security Agreement and (y) the Additional Secured Creditors, by accepting the benefits of this Agreement and the other Security Documents, hereby expressly acknowledge and agree that the aggregate amount that they shall be entitled to receive from the exercise of remedies in respect of (and the aggregate amount of Additional Secured Obligations to be secured by) the Collateral under this Agreement, as well as the "collateral" under all other Security Documents, will not exceed $30,000,000 in the aggregate.

        2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

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        (b)     The following capitalized terms used herein shall have the definitions specified below:

        "Additional Secured Agreement" shall have the meaning provided in the recitals hereto.

        "Additional Secured Creditor" shall have the meaning provided in the recitals hereto.

        "Additional Secured Obligations" shall have the meaning set forth in
Section 1(iv) hereof.

        "Administrative Agent" shall have the meaning set forth in the recitals hereto.

        "Adverse Claim" shall have the meaning given such term in Section 8-102(a)(1) of the UCC.

        "Agreement" shall have the meaning set forth in the first paragraph hereof.

        "Borrower" shall have the meaning set forth in the recitals hereto.

        "Certificated Security" shall have the meaning given such term in
Section 8-102(a)(4) of the UCC.

        "Clearing Corporation" shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

        "Collateral" shall have the meaning set forth in Section 3.1 hereof.

        "Collateral Accounts" shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

        "Credit Agreement" shall have the meaning set forth in the recitals hereto.

        "Credit Document Obligations" shall have the meaning set forth in
Section 1(i) hereof.

        "Domestic Corporation" shall have the meaning set forth in the definition of "Stock."

        "Domestic Receivables Facility Property" shall mean, so long as the New Domestic Receivables Facility is in effect, any promissory notes issued by, and any Equity Interests in, Crompton Receivables Corporation or any successor entity that is a purchaser of receivables from the Borrower and/or one or more Domestic Subsidiaries thereof pursuant to the New Domestic Receivables Facility and any accounts, collections, records and other property sold pursuant to (or otherwise subject to a Lien of) the New Domestic Receivables Facility and sufficiently described therein within the meaning of Section 9-108 of the UCC, in each case to

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the extent that a grant of a security interest in any such property is prohibited by the terms of the New Domestic Receivables Facility.

        "Event of Default" shall mean any (A) Event of Default (or similar term) under, and as defined in, (i) the Credit Agreement, (ii) any Interest Rate Protection Agreement or Other Hedging Agreement entered into with a Hedging Creditor and (iii) the Existing Senior Notes Indenture and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period and (B) any payment default (after the expiration of any applicable grace periods) of any Additional Secured Obligations.

        "Exempted Foreign Entity" shall mean (a) any Foreign Corporation and any limited liability company organized under the laws of a jurisdiction other than the United States or any State or Territory thereof that, in any such case, is treated for United States income tax purposes as a corporation or an association taxable as a corporation for U.S. Federal income tax purposes and (b) Crompton International Corporation, provided that Crompton International Corporation shall cease to be an Exempted Foreign Entity to the extent that it is otherwise required to be a Subsidiary Guarantor pursuant to the Credit Agreement.

        "Existing Senior Note Event" shall have the meaning in Section 20(b) hereof.

        "Existing Senior Noteholders" shall have the meaning provided in the recitals of hereto.

        "Existing Senior Notes" shall have the meaning provided in the recitals hereto

        "Existing Senior Notes Documents" shall mean, collectively, the Existing 2023 Senior Notes, the Existing 2026 Senior Notes and the Existing Senior Notes Indenture.

        "Existing Senior Notes Obligations" shall have the meaning provided in the definition of "Obligations" in this Section 1(iii) hereof.

        "Existing 2023 Senior Noteholders" shall have the meaning provided in the recitals of this Agreement.

        "Existing 2023 Senior Notes" shall have the meaning provided in the recitals of this Agreement.

        "Existing 2026 Senior Noteholders" shall have the meaning provided in the recitals of this Agreement.

        "Existing 2026 Senior Notes" shall have the meaning provided in the recitals of this Agreement.

        "Financial Asset" shall have the meaning given such term in Section 8-102(a)(9) of the UCC.

        "Foreign Corporation" shall have the meaning set forth in the definition of "Stock".

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        "Hedging Creditors" shall have the meaning provided in the recitals hereto.

        "Hedging Obligations" shall have the meaning provided in the definition of "Obligations" in this Section 1(ii) hereof.

        "Indemnitees" shall have the meaning set forth in Section 11 hereof.

        "Instrument" shall have the meaning given such term in Section 9-102(a)(47) of the UCC.

        "Investment Property" shall have the meaning given such term in Section 9-102(a)(49) of the UCC.

        "Lender Creditors" shall have the meaning set forth in the recitals hereto.

        "Lenders" shall have the meaning set forth in the recitals hereto.

        "Limited Liability Company Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned Pledgor or represented by any Limited Liability Company Interest.

        "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company

        "Location" of any Pledgor has the meaning given such term in Section 9-307 of the UCC.

        "New Domestic Receivables Facility" shall have the meaning provided in the Credit Agreement; provided that, in the case of any refinancing, replacement, extension or restatement of the New Domestic Receivables Facility in effect on the Effective Date, in order for such New Domestic Receivables Facility to be considered the "New Domestic Receivables Facility" for purposes of this Agreement, such facility must expressly state that it constitutes the "New Domestic Receivables Facility" for purposes of the Security Documents and the Collateral Agent shall have acknowledged it as such in writing.

        "Non-Voting Equity Interests" shall mean all Equity Interests of any Person which are not Voting Equity Interests.

        "Notes" shall mean all promissory notes from time to time issued to, or held by, each Pledgor.

        "Obligations" shall have the meaning set forth in Section 1 hereof.

        "Partnership Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest

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in other partnerships), at any time owned by any Pledgor or represented by any
Partnership Interest.

        "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership

        "Pledged Notes" shall mean all Notes at any time pledged or required to be pledged hereunder.

        "Pledgee" shall have the meaning set forth in the first paragraph hereof.

        "Pledgor" shall have the meaning set forth in the first paragraph hereof.

        "Priority Credit Document Obligations" shall have the meaning provided in the Security Agreement.

        "Proceeds" shall have the meaning given such term in Section 9-102(a)(64) of the UCC.

        "Registered Organization" shall have the meaning given such term in
Section 9-102(a)(70) of the UCC.

        "Required Lenders" shall have the meaning given such term in the Credit Agreement.

        "Required Secured Creditors" shall have the meaning provided in the Security Agreement.

        "Secured Creditors" shall have the meaning set forth in the recitals hereto.

        "Secured Debt Agreements" shall mean and include this Agreement, the other Credit Documents, the Interest Rate Protection Agreements and Other Hedging Agreements entered into with a Hedging Creditor, the Additional Secured Agreements entered into with an Additional Secured Creditor and the Existing Senior Notes Documents.

        "Securities Account" shall have the meaning given such term in Section 8-501(a) of the UCC.

        "Securities Act" shall mean the Securities Act of 1933, as amended, as in effect from time to time.

        "Securities Intermediary" shall have the meaning given such term in
Section 8-102(14) of the UCC.

        "Security" and "Securities" shall have the meaning given such term in
Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes.

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        "Security Entitlement" shall have the meaning given such term in Section
8-102(a)(17) of the UCC.

        "Stock" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof or the District of Columbia (each, a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time owned by any Pledgor and (y) with respect to entities treated as corporations for U.S. federal income tax purposes but that are not Domestic Corporations (each, a "Foreign Corporation"), all of the issued and outstanding shares of capital stock (or other similar Equity Interest) of any Foreign Corporation at any time owned by any Pledgor.

        "Termination Date" shall have the meaning set forth in the Security Agreement.

        "Transmitting Utility" has the meaning given such term in Section 9-102(a)(80) of the UCC.

        "Trustee" shall have the meaning provided in the recitals of this Agreement.

        "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific Sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

        "Uncertificated Security" shall have the meaning given such term in
Section 8-102(a)(18) of the UCC.

        "Voting Equity Interests" of any Person shall mean all classes of Equity Interests of such Person entitled to vote.

        3. PLEDGE OF SECURITIES, ETC.

        3.1 Pledge. (i) Each Pledgor does hereby (A) assign and transfer unto the Pledgee in its capacity solely as collateral agent for the equal and ratable benefit of the Lender Creditors, and does hereby pledge and grant to the Pledgee in its capacity solely as collateral agent for the equal and ratable benefit of the Lender Creditors, in each case as security for the prompt payment and performance when due of all Priority Credit Document Obligations, a continuing security interest in all of the right, title and interest of such Pledgor in, to and under all of the following property (and all rights therein) of such Pledgor, or in which or to which such Pledgor has any rights, in each case whether now existing or hereafter from time to time acquired, and (B) separately assign and transfer unto the Pledgee in its capacity solely as collateral agent for the equal and ratable benefit of all of the Secured Creditors, and does hereby separately pledge and grant to the Pledgee in its capacity solely as collateral agent for the equal and ratable benefit of all of the Secured Creditors, in each case as security for the prompt payment and performance when due of all Obligations not constituting Priority Credit Document Obligations, a separate continuing security interest in all of the right, title and interest of such Pledgor in, to and under all of the following property (and all rights therein) of such Pledgor, or in which or to which such Pledgor has any rights, in each case whether now existing or hereafter from time to time acquired (it being understood and agreed by the parties hereto that (x) the

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security interest granted herein (i) to the Pledgee in its capacity solely as collateral agent for the equal and ratable benefit of the Lender Creditors to secure the Priority Credit Document Obligations shall have a first priority distribution right as provided in Section 7.4 of the Security Agreement and (ii) to the Pledgee in its capacity solely as collateral agent for the equal and ratable benefit of all of the Secured Creditors to secure Obligations not constituting Priority Credit Document Obligations shall be subject to the security interest granted herein for the benefit of the Lender Creditors to secure Priority Credit Document Obligations and shall only be entitled to a distribution as provided in Section 7.4 of the Security Agreement after all Priority Credit Document Obligations have been paid in full as provided in such
Section 7.4 of the Security Agreement, and (y) the grants of security interest hereunder constitute two separate and distinct grants of security and Liens, one in favor of the Pledgee in its capacity as collateral agent for the equal and ratable benefit of the Lender Creditors to secure Priority Credit Document Obligations and the second in favor of the Pledgee in its capacity as collateral agent for the equal and ratable benefit of all of the Secured Creditors to secure Obligations not constituting Priority Credit Document Obligations):

                (a) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                (b) all Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

                (c) all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                        (A) all its capital therein and its interest in all profits, income, surpluses, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                        (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                        (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                        (D) all present and future claims, if any, of such Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                        (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                        (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                (d) all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                        (A) all its capital therein and its interest in all profits, income, surpluses, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

                        (B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                        (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                        (D) all present and future claims, if any, of such Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                        (E) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                        (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                (e) all Financial Assets and Investment Property owned by such Pledgor from time to time;

                (f) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and

                (g)     all Proceeds of any and all of the foregoing;

all of the foregoing, to the extent now existing or hereinafter from time to time acquired, collectively the "Collateral"; provided that (x) except in the circumstances and to the extent provided by Section 8.12 of the Credit Agreement (in which case this clause (x) shall no longer be applicable), no Pledgor shall be required at any time to pledge hereunder, and the term "Collateral" shall not include, and the security interest granted under this Agreement shall not attach to, more than 65% of the total combined voting power of all classes of Voting Equity Interests of any Exempted Foreign Entity, (y) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each Exempted Foreign Entity at any time and from time to time acquired by such Pledgor, which Non-Voting Equity Interests shall not be subject to the limitations described in preceding clause (x), and (z) the term "Collateral" shall not include, and the security interest granted under this Agreement shall not attach to, the Domestic Receivables Facility Property and the Proceeds thereof (other than the cash Proceeds received by the respective Assignor from the sale of the respective Accounts to the buyer of such Accounts pursuant to the New Domestic Receivables Facility).

        3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 Business Days (or such longer period if consented to by the Pledgee in writing in its sole discretion) after it obtains such Collateral) for the benefit of the Pledgee and the other Secured Creditors:

        (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

        (ii) with respect to an Uncertificated Security of a Domestic Subsidiary (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall promptly notify the Pledgee thereof and, upon the Pledgee's request, cause the issuer of such Uncertificated Security to duly authorize, execute and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex H hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security of a Domestic Subsidiary (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

        (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Pledgee thereof and, upon the Pledgee's request, shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Pledgee deems necessary or desirable to effect the foregoing;

        (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof shall apply thereto, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof shall apply thereto;

        (v) with respect to any Note that is an Intercompany Note and any other Note with a principal amount in excess of $250,000 held by a Pledgor, such Pledgor shall physically deliver such Note to the Pledgee, endorsed in blank, or, at the request of the Pledgee, endorsed to the Pledgee; and

        (vi) with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof with respect to which the Pledgee is entitled to retain physical possession of pursuant to the terms of this Agreement, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have "control" within the meaning of the UCC and at any time any Default or Event of Default is in existence no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee and (ii) deposit of such cash in such cash account.

        (b)     In addition to the actions required to be taken pursuant to
Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:

        (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

        (ii) each Pledgor shall from time to time cause appropriate financing statements (on appropriate forms) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee's security interest in all Investment Property and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation,
    Section 9-312(a) of the UCC) is so perfected.

        (c) The Pledgee in its sole capacity as collateral agent for the benefit of the Lender Creditors with respect to the Priority Credit Document Obligations hereby agrees and acknowledges that, to the extent that it has possession or will have possession of any Collateral, it has acquired or will acquire possession of Collateral and shall hold such Collateral on behalf of itself as well as on behalf of the Pledgee in its sole capacity as collateral agent for the benefit of the Secured Creditors with respect to the Obligations not constituting Priority Credit Document Obligations, in accordance with Sections 8-301(a)(2), 9-313(a) and 9-313(c) of the UCC.

        3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, (i) such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof, (ii) such Pledgor will thereafter take (or cause to be taken) all action (as promptly as practicable and, in any event, within 10 Business Days (or such longer period if consented to by the Pledgee in writing in its sole discretion) after it obtains such Collateral) with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and (iii) will promptly thereafter deliver to the Pledgee (x) a certificate executed by an authorized officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (y) supplements to Annexes A through G hereto as are necessary to cause such Annexes to be complete and accurate at such time. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder the Equity Interests of any Exempted Foreign Entity at any time and from time to time after the date hereof acquired by such Pledgor, provided that
(x) except in the circumstances and to the extent provided by Section 8.12 of the Credit Agreement, no Pledgor shall be required at any time to pledge hereunder more than 65% of the total combined voting power of all classes of Voting Equity Interests of any Exempted Foreign Entity and (y) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each Exempted Foreign Entity at any time and from time to time acquired by such Pledgor.

        3.4 Transfer Taxes. Each pledge of Collateral under Section 3.1 or
Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

        3.5 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof: (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (ii) the Stock (and any warrants or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex C hereto; (iii) such Stock referenced in clause (ii) of this paragraph constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex D hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex F hereto;
(viii) each such Partnership Interest referenced in clause (viii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex F hereto; (ix) the exact address of each chief executive office of such Pledgor is listed on Annex G hereto; (x) the Pledgor has complied with the respective procedure set forth in
Section 3.2(a) hereof with respect to each item of Collateral described in Annexes C through F hereto; and (xi) such Pledgor owns no other Securities, Stock, Notes, Limited Liability Company Interests or Partnership Interests.

        4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

        5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing any Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate, result in a breach of any covenant contained in, or be inconsistent with any of the terms of any Secured Debt Agreement, or which could reasonably be expected to have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral, unless expressly permitted by the terms of the Secured Debt Agreements. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and the Pledgee chooses to exercise the rights granted to it pursuant to Section 7 hereof.

        6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

        (i) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

        (ii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash (although such cash may be paid directly to the respective Pledgor so long as no Event of Default then exists)) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

        (iii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 or Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

        7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. (a) If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

        (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

        (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

        (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon) and exercise all rights and remedies with respect to any collateral securing or any guaranty guarantying any such Pledged Note;

        (iv) to vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

        (v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or, notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise purchase or dispose (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided at least 10 days' written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security or the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

        (vi) to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

        (b) If there shall have occurred and be continuing any Event of Default, then and in every such case, the Pledgee shall be entitled to vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so).

        8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that, except as set forth in Annex O to the Security Agreement, this Agreement may be enforced only by the action of the Pledgee, in each case, acting upon the instructions of the Required Secured Creditors, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the Security Agreement.

        9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of any Collateral pursuant to the enforcement of this Agreement or the exercise of any of the remedial provisions hereof, together with all monies received by the Pledgee hereunder in respect of the Collateral (including all monies received in respect of post-petition interest) as a result of any such enforcement or the exercise of any such remedial provisions or as a result of any distribution of any Collateral upon the bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of the obligations and indebtedness of any Pledgor, or the application of any Collateral to the payment thereof or any distribution of Collateral upon the liquidation or dissolution of any Pledgor, or the winding up of the assets or business of any Pledgor or under any insurance policies insuring any of the Collateral, shall be applied in the manner provided in the Security Agreement.

        (b) It is understood and agreed that each Pledgor shall remain liable with respect to its Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of such Obligations.

        10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

        11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify, reimburse and hold harmless the Pledgee and each other Secured Creditor (other than the Existing Senior Noteholders) and their respective successors, assigns, employees, agents and affiliates (individually an "Indemnitee", and collectively, the "Indemnitees") from and against any and all obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs, expenses and disbursements, including reasonable attorneys' fees and expenses, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding (x) any obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision) and (y) any Taxes indemnification with respect to which is governed by Section 4.04 of the Credit Agreement)). In no event shall the Pledgee hereunder be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction in a final and non-appealable decision), for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this
Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Loans and Notes issued under the Credit Agreement, the termination of all Letters of Credit and all Interest Rate Protection Agreements and Other Hedging Agreements entered into with a Hedging Creditor, the termination of all Additional Secured Agreements entered into with an Additional Secured Creditor and the payment of all other Obligations and notwithstanding the discharge thereof.

        12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

        (b)     Except as provided in the last sentence of paragraph (a) of this
Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

        (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

        (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

        13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the UCC or other applicable law such financing statements, continuation statements and other documents, in form reasonably acceptable to the Pledgee, in such offices as the Pledgee (acting on its own or on the instructions of the Required Secured Creditors) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, financing statements which list the Collateral specifically and/or "all assets" as collateral) without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

        (b) Each Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney-in-fact, irrevocably, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion, to act, require, demand, receive and give acquittance for any and all monies and claims for monies due or to become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.

        14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement, in Section 12 of the Credit Agreement and in Annex O to the Security Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein, in Section 12 of the Credit Agreement and in Annex O to the Security Agreement, the terms of which shall be deemed incorporated herein by reference as fully as if the same were set forth herein in their entirety.

        15. TRANSFER BY THE PLEDGORS. Except as permitted pursuant to the Secured Debt Agreements, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.

        16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants as to itself and each of its Subsidiaries that:

        (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all of its Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement);

        (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

        (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

        (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement by such Pledgor,
    (b) the validity or enforceability of this Agreement against such Pledgor (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee's security interest in such Pledgor's Collateral or (d) except for compliance with or as may be required by applicable laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

        (v) neither the execution, delivery or performance by such Pledgor of this Agreement, or any other Secured Debt Agreement to which it is a party, nor compliance by it with the terms and provisions hereof and thereof nor the consummation of the transactions contemplated therein: (i) will contravene any provision of any applicable law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court, arbitrator or governmental instrumentality, domestic or foreign, applicable to such Pledgor; (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of such Pledgor or any of its Subsidiaries pursuant to the terms of any indenture, lease, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or other instrument to which such Pledgor or any of its Subsidiaries is a party or is otherwise bound, or by which it or any of its properties or assets is bound or to which it may be subject; or (iii) will violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation or limited liability company agreement (or equivalent organizational documents), as the case may be, of such Pledgor or any of its Subsidiaries;

        (vi) all of such Pledgor's Collateral (consisting of Securities, Limited Liability Company Interests and Partnership Interests) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

        (vii) each of such Pledgor's Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

        (viii) the pledge, collateral assignment and delivery to the Pledgee of such Pledgor's Collateral consisting of Certificated Securities and Pledged Notes pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities and Pledged Notes, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities (other than the liens and security interests permitted under the Secured Debt Agreements then in effect) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

        (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all of such Pledgor's Collateral consisting of Securities (including, without limitation, Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the applicable Pledgor to provide the Pledgee with "control" of such Collateral has not yet arisen under this Agreement; provided that in the case of the Pledgee obtaining "control" over Collateral consisting of a Security Entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains "control" over such Security Entitlement.

        (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to such Pledgor's Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee by such Pledgor as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

        (c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

        (d) Notwithstanding anything to the contrary contained in the Credit Agreement, each Pledgor covenants and agrees that in no event shall such Pledgor enter into a control or similar agreement with respect to any Uncertificated Security held by such Pledgor representing the Equity Interests in any Foreign Subsidiary of such Pledgor other than in favor of the Pledgee.

        17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC. The exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor's Location, the organizational identification number (if any) of each Pledgor, and whether or not such Pledgor is a Transmitting Utility, is listed on Annex A hereto for such Pledgor. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number

(if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if
(i) it shall have given to the Pledgee not less than 15 days' prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for such Pledgor, and (ii) in connection with such change or changes, it shall have taken all action reasonably requested by the Pledgee to maintain the security interests of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter deliver a notification of the Pledgee of such organizational identification number (to the extent such organizational identification number is required to perfect the Pledgee's security interests hereunder) and shall take all actions reasonably satisfactory to the Pledgee to the extent necessary to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby fully perfected and in full force and effect.

        18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement or release of Collateral pursuant to Section 20 hereof), including, without limitation:

        (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

        (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

        (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

        (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

        (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

        19. SALE OF COLLATERAL WITHOUT REGISTRATION. (a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Each Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee and all other Secured Creditors participating in the distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

        (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

        20. TERMINATION; RELEASE. (a) On the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of such Pledgor, will execute if necessary and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly release from the security interest created hereby and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Limited Liability Company Interest (other than an Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv)(2).

        (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) in connection with a sale or other disposition permitted by the respective Secured Debt Agreements or is otherwise released at the direction of the Required Secured Creditors, the Pledgee, at the request, cost and expense of such Pledgor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Pledgee and has not theretofore been released pursuant to this Agreement. Any proceeds of Collateral sold or otherwise disposed of as contemplated by the immediately preceding sentence may be applied in accordance with the requirements of the Credit Agreement; provided, however, upon the occurrence and during the continuance of an Existing Senior Note Event, such proceeds shall be applied as provided in Section 9(a) hereof. As used herein, an "Existing Senior Note Event" shall mean the acceleration of the maturity of any Existing Senior Notes or the failure to pay at final maturity any Existing Senior Notes, or the occurrence of any default or event of default of the types specified in Section 5.01(6) or (7) of the Existing Senior Notes Indenture; provided that no Existing Senior Note Event shall be deemed to exist (x) at any time when no Existing Senior Note Obligations are secured hereunder or (y) after all Existing Senior Note Obligations have been repaid in full.

        (c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 20(a) or (b), it shall deliver to the Pledgee (and the relevant sub-agent, if any, designated pursuant to Section 4 hereof) a certificate signed by an authorized officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 20(a) or (b) hereof. If reasonably requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel, reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence.

        (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Pledgee in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 20.

        21. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

        (a)     if to any Pledgor, at c/o:

                Crompton Corporation
                199 Benson Road
                Middlebury, CT 06749
                Attention: Chief Financial Officer and General Counsel Telephone No.: (203) 573-2000
                Telecopier No.: (203) 573-3711

        (b)     if to the Pledgee, at:

                Deutsche Bank AG New York Branch
                60 Wall Street
                New York, New York  10005
                Attention:  Ms. Carin Keegan
                Telephone No.: (212) 250-6083
                Telecopier No.: (212) 797-5690

        (c) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement, or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

        (d) if to any Hedging Creditor, at such address as such Hedging Creditor shall have specified in writing to the Borrower and the Pledgee;

        (e) if to any Additional Secured Creditor, at such address as such Additional Secured Creditor shall have specified in writing to the Borrower and the Pledgee;

        (f)     if to the Trustee, at the address specified in the Security
    Agreement;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

        22. WAIVER; AMENDMENT. Except as provided in Sections 30 and 32 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the requirements specified in the Security Agreement.

        23. SUCCESSORS AND ASSIGNS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 20, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

        24. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

        25. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PLEDGOR. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 21 ABOVE, SUCH SERVICE TO

BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

        (b) EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

        (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

        26. PLEDGOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, except for the safekeeping of Collateral actually in Pledgor's possession, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or with respect to any Collateral.

        27. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee.

        28. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        29. RECOURSE. This Agreement is made with full recourse to each Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of such Pledgor contained herein and in the other Secured Debt Agreements.

        30. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become a Pledgor hereunder by (x) executing a counterpart hereof (or a Joinder Agreement substantially in the form of Exhibit O to the Credit Agreement in lieu thereof) and delivering same to the Pledgee, (y) delivering supplements to Annexes A through G, hereto as are necessary to cause such annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

        31. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, (i) it is noted that with respect to each Pledgor which has executed the Subsidiaries Guaranty, the obligations of such Pledgor thereunder has been limited as provided therein, and (ii) with respect to each Pledgor that is a Subsidiary of the Borrower, the grant of the security interest hereunder by each such Pledgor with respect to the Existing Senior Notes Obligations shall not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any similar Federal or state law and to effectuate the foregoing, the grant of the security interest hereunder by each such Pledgor with respect to the Existing Senior Notes Obligations shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Pledgor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Pledgors, result in the Existing Senior Notes Obligations of such Pledgors in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

        32. RELEASE OF PLEDGORS. If at any time all of the Equity Interests of any Pledgor owned by the Borrower or any of its Subsidiaries are sold (to a Person other than a Credit Party) in a transaction permitted pursuant to the Credit Agreement (and which does not violate the terms of any other Secured Debt Agreement then in effect), then, such Pledgor shall be released as a Pledgor pursuant to this Agreement without any further action hereunder (it being understood that the sale of all of the Equity Interests in any Person that owns, directly or indirectly, all of the Equity Interests in any Pledgor shall be deemed to be a sale of all of the Equity Interests in such Pledgor for purposes of this Section), and the Pledgee is authorized and directed to execute and deliver such instruments of release as are reasonably satisfactory to such Pledgor. At any time that the Borrower desires that a Pledgor be released from this Agreement as provided in this Section 32, the Borrower shall deliver to the Pledgee a certificate signed by a principal executive officer of the Borrower stating that the release of such Pledgor is permitted pursuant to this Section
32. If requested by Pledgee (although the Pledgee shall have no obligation to make any such request), the Borrower shall furnish legal opinions (from counsel acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence. The Pledgee shall have no liability whatsoever to any other Secured Creditor as a result of the release of any Pledgor by it in accordance with, or which it believes to be in accordance with, this Section 32.

                                     * * * *

        IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

Address:

199 Benson Road                         CROMPTON CORPORATION,
Middlebury, Connecticut, 06762            as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Barry J. Shainman
                                            ------------------------------------
                                            Name: Barry J. Shainman
                                            Title: Secretary

199 Benson Road                         CNK CHEMICAL REALTY CORPORATION,
Middlebury, Connecticut, 06762            as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         CROMPTON COLORS INCORPORATED,
Middlebury, Connecticut, 06762            as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         CROMPTON EUROPE FINANCIAL
Middlebury, Connecticut, 06762            SERVICES COMPANY, as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         CROMPTON HOLDING CORPORATION,
Middlebury, Connecticut, 06762            as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         CROMPTON MONOCHEM, INC.,
Middlebury, Connecticut, 06762            as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         CROMPTON SALES COMPANY, INC.,
Middlebury, Connecticut, 06762            as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         DAVIS-STANDARD CORPORATION,
Middlebury, Connecticut, 06762            as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Lewis A. Shaffer
                                            ------------------------------------
                                            Name: Lewis A. Shaffer
                                            Title: Secretary

199 Benson Road                         GT SEED INTERNATIONAL COMPANY,
Middlebury, Connecticut, 06762            as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         GT SEED TREATMENT, INC.,
Middlebury, Connecticut, 06762            as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         KEM MANUFACTURING CORPORATION,
Middlebury, Connecticut, 06762            as a Pledgor
Tel:
Fax:
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

36191 Highway 30                        MONOCHEM, INC.,
Geismar, LA 70734                         as a Pledgor
Tel:
Fax:
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         NAUGATUCK TREATMENT COMPANY,
Middlebury, Connecticut, 06762            as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         UNIROYAL CHEMICAL COMPANY, INC.,
Middlebury, Connecticut, 06762            a Delaware Corporation, as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         UNIROYAL CHEMICAL COMPANY, INC.,
Middlebury, Connecticut, 06762            a New Jersey Corporation, as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         UNIROYAL CHEMICAL COMPANY
Middlebury, Connecticut, 06762            LIMITED (DELAWARE), as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         UNIROYAL CHEMICAL EXPORT
Middlebury, Connecticut, 06762            LIMITED, as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         UNIROYAL CHEMICAL LEASING
Middlebury, Connecticut, 06762            COMPANY, INC., as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

199 Benson Road                         WEBER CITY ROAD LLC,
Middlebury, Connecticut, 06762            as a Pledgor
Tel: 203-
Fax: 203-
                                        By: /s/ Arthur C. Fullerton
                                            ------------------------------------
                                            Name: Arthur C. Fullerton
                                            Title: Secretary

Accepted and Agreed to:


DEUTSCHE BANK AG NEW YORK BRANCH,
 as  Collateral   Agent  for  the  Lender
 Creditors  with respect to the Priority
 Credit Document Obligations


By: /s/ Carin M. Keegan
    ---------------------------------
    Name: Carin M. Keegan
    Title: Vice President

By: /s/  Scottye Lindsey
    ---------------------------------
    Name: Scottye Lindsey
    Title: Director


DEUTSCHE BANK AG NEW YORK BRANCH,
 as  Collateral  Agent  for  the  Secured
 Creditors  with respect  to the
 Obligations  not  constituting  Priority
 Credit Document Obligations


By: /s/ Carin M. Keegan
    ---------------------------------
    Name: Carin M. Keegan
    Title: Vice President

By: /s/  Scottye Lindsey
    ---------------------------------
    Name: Scottye Lindsey
    Title: Director

                                                                         ANNEX A
                                                                              to
                                                                PLEDGE AGREEMENT

                  SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
                  (AND WHETHER A REGISTERED ORGANIZATION AND/OR
             A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
               LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

                                                                                           PLEDGOR'S
                                                                                           ORGANIZATION
                                                                    PLEDGOR'S LOCATION     IDENTIFICATION
                                    REGISTERED                      (for purposes of       NUMBER (or, if   TRANSMITTING
EXACT LEGAL NAME OF EACH            ORGANIZATION?  JURISDICTION OF  NY UCC                 it has none, so  UTILITY?
PLEDGOR                             (YES/NO)       ORGANIZATION     section  9-307)        indicate)        (Yes/No)
----------------------------------  -------------  ---------------  ---------------------  ---------------  ------------
CNK Chemical Realty Corporation          Yes         Pennsylvania   199 Benson Road            0052034           No
                                                                    Middlebury, CT  06749

Crompton Colors Incorporated             Yes           Delaware     199 Benson Road            2448525           No
                                                                    Middlebury, CT  06749

Crompton Corporation                     Yes           Delaware     199 Benson Road            3046078           No
                                                                    Middlebury, CT  06749

Crompton Europe Financial Services       Yes           Delaware     199 Benson Road            2559401           No
Company                                                             Middlebury, CT  06749

Crompton Holding Corporation             Yes           Delaware     199 Benson Road            2448496           No
                                                                    Middlebury, CT  06749

Crompton Monochem, Inc.                  Yes          Louisiana     199 Benson Road         CBU 35171342D        No
                                                                    Middlebury, CT  06749

Crompton Sales Company, Inc.             Yes           Delaware     199 Benson Road            3230776           No
                                                                    Middlebury, CT  06749

Davis-Standard Corporation               Yes           Delaware     199 Benson Road            2448527           No
                                                                    Middlebury, CT  06749

GT Seed International Company            Yes            Texas       199 Benson Road          0112046400          No
                                                                    Middlebury, CT  06749

GT Seed Treatment, Inc.                  Yes          Minnesota     199 Benson Road             S-235            No
                                                                    Middlebury, CT  06749

KEM Manufacturing Corporation            Yes           Georgia      199 Benson Road            J010671           No
                                                                    Middlebury, CT  06749

                                                                         Annex A
                                                                          Page 2

Monochem, Inc.                           Yes          Louisiana     36191 Highway 30          25311150D          No
                                                                    Geismar, LA 70734

Naugatuck Treatment Company              Yes         Connecticut    199 Benson Road            0032794           No
                                                                    Middlebury, CT  06749

Uniroyal Chemical Company Limited        Yes          Delaware/     199 Benson Road            2523836           No
(Delaware)                                             Bahamas      Middlebury, CT  06749

Uniroyal Chemical Company, Inc.(1)       Yes           Delaware     199 Benson Road            3230771           No
                                                                    Middlebury, CT  06749

Uniroyal Chemical Company, Inc.(2)       Yes          New Jersey    199 Benson Road          0100271711          No
                                                                    Middlebury, CT  06749

Uniroyal Chemical Export Limited         Yes           Delaware     199 Benson Road            2506818           No
                                                                    Middlebury, CT  06749

Uniroyal Chemical Leasing Company,       Yes           Delaware     199 Benson Road            2647284           No
Inc.                                                                Middlebury, CT  06749

Weber City Road LLC                      Yes          Louisiana     199 Benson Road           35129624K          No
                                                                    Middlebury, CT  06749

----------
(1) Uniroyal Chemical Company, Inc., a Delaware corporation
(2) Uniroyal Chemical Company, Inc., a New Jersey corporation

                                                                         ANNEX B
                                                                              to
                                                                PLEDGE AGREEMENT

                            SCHEDULE OF SUBSIDIARIES

                                        PERCENTAGE OWNERSHIP
                                        (Direct Owner if not               JURISDICTION OF   SUBSIDIARY
SUBSIDIARY NAME                         Borrower)                          ORGANIZATION      GUARANTOR?
-------------------------------------   --------------------------------   ---------------   ----------
9056-0921 Quebec Inc.                   100% (UCCI)                        Canada

Assured Insurance Company               100%                               Vermont

Baxenden Chemicals Limited              53.5% (Witco Corporation U.K.      United Kingdom
                                        Limited)

Baxenden Scandinavia A.S.               100% (Baxenden Chemicals           Denmark
                                        Limited)

CK Witco Specialties Thailand Limited   100% (CIC)                         Thailand

CNK Chemical Realty Corporation         100% (UCCI)                        Pennsylvania      Yes

Crompton & Knowles of Canada Limited    100% (UCCI)                        Canada

Crompton & Knowles Receivables          100% (UCCI)                        Delaware
Corporation

Crompton (Uniroyal Chemical)            100% (Crompton Europe Limited)     United Kingdom
Registrations Limited

Crompton Agribusiness Pty. Limited      100%  (Crompton Specialties        Australia
                                        Pty Limited)

Crompton B.V.                           100% (Witco Europe Investment      Netherlands
                                        Partners)

Crompton Chemical (Pty) Limited         100% (UCCI)                        South Africa

Crompton Chemical S.r.l.                100% (Crompton Holdings B.V.)      Italy

Crompton Chemicals B.V.                 100% (Crompton Chemical S.r.l.)    Netherlands

Crompton Co./Cie                        100% (Crompton Netherlands B.V.)   Canada

Crompton Colors Incorporated            100%  (Crompton Holding            Delaware          Yes
                                        Corporation)

Crompton Corporation Limitada           100% (CIC)                         Chile

Crompton Corporation S.A. de C.V.       13% (CIC); and                     Mexico
                                        87% (Crompton Holding S.A. de
                                        C.V.)

Crompton de Colombia Limitada           100% (CIC)                         Colombia

Crompton Espana S.L.                    100% (CIC)                         Spain

Crompton Europe B.V.                    100% (Crompton Holdings B.V.)      Netherlands

Crompton Europe Financial Services      100%                               Delaware          Yes
Company

Crompton Europe Limited                 100% (UCCI)                        Scotland

Crompton European Holdings B.V.         100% (Crompton Overseas B.V.)      Netherlands

                                                                         Annex B
                                                                          Page 2

                                        PERCENTAGE OWNERSHIP
                                        (Direct Owner if not               JURISDICTION OF   SUBSIDIARY
SUBSIDIARY NAME                         Borrower)                          ORGANIZATION      GUARANTOR?
-------------------------------------   --------------------------------   ---------------   ----------
Crompton Financial Holdings             100% (Witco Ireland                Ireland
                                        Investment Co. Ltd.)

Crompton GmbH                           100% (Crompton Holdings GmbH)      Germany

Crompton Grand Banks Inc.               100% (CIC)                         Canada

Crompton Holding Corporation            100% (UCCI)                        Delaware          Yes

Crompton Holding S.A de C.V.            100% (UCCI)                        Mexico

Crompton Holdings B.V.                  15% (Crompton Co./Cie);            Netherlands
                                        85% (Crompton European
                                        Holdings B.V.)

Crompton Holdings GmbH                  5.59% (UCCI); 93.68% (CIC)         Germany

Crompton Inc.                           51.7% (CIC); 13.04% (UCCI)         Korea

Crompton International Corporation      100%                               New Jersey
("CIC")

Crompton International Sales            100% (Uniroyal Chemical            Barbados
Corporation                             Export Limited)

Crompton Investments S.A.S.             100% (Crompton Overseas B.V.)      France

Crompton Limitada                       15% (CIC)                          Brazil
                                        85% (Crompton LLC)

Crompton Limited                        100% (CIC)                         Japan

Crompton LLC                            100% (Crompton Co./Cie)            Delaware

Crompton Monochem, Inc.                 100% (UCCI)                        Louisiana         Yes

Crompton N.V.                           100% (CIC)                         Belgium

Crompton Netherlands B.V.               100% (Crompton European            Netherlands
                                        Holdings B.V.)

Crompton Overseas B.V.                  100% (Crompton Technology          Netherlands
                                        B.V.)

Crompton Quimica S.A.C.I                89.6% (CIC); 10.3% (UCCI)          Argentina

Crompton S.A.                           100% (CIC)                         Switzerland

Crompton S.A.S.                         100% (Crompton Investments         France
                                        S.A.S.)

Crompton Sales Company, Inc.            100% (UCCI)                        Delaware          Yes

Crompton Services B.V.B.A.              100% (Crompton Co./Cie)            Belgium

Crompton Servicios S.A. de C.V.         100% (CIC)                         Mexico

Crompton Specialties Asia Pacific       100% (CIC)                         Singapore
Pte. Limited

Crompton Specialties GmbH               100% (Crompton Holdings GmbH)      Germany

Crompton Specialties Holding Company    100% (CIC)                         China-Hong Kong
Limited

Crompton Specialties Limited            100% (CIC)                         Taiwan

Crompton Specialties Limited            100% (CIC)                         China-Hong Kong

                                                                         Annex B
                                                                          Page 3

                                        PERCENTAGE OWNERSHIP
                                        (Direct Owner if not               JURISDICTION OF   SUBSIDIARY
SUBSIDIARY NAME                         Borrower)                          ORGANIZATION      GUARANTOR?
-------------------------------------   --------------------------------   ---------------   ----------
Crompton Specialties Limited            92% (UCCI)                         Thailand

Crompton Specialties Nanjing Company    100% (CIC)                         China-PRC
Limited

Crompton Specialties Pte. Limited       100% (CIC)                         Singapore

Crompton Specialties Pty. Limited       100% (UCCI)                        Australia

Crompton Specialties S.A.               100% (CIC)                         Ecuador

Crompton Specialties Sdn. Bhd.          100% (CIC)                         Malaysia

Crompton Specialties Shanghai Company   100% (CIC)                         China-PRC
Limited

Crompton Technology B.V.                55.7% (GT Seed International       Netherlands
                                        Company); 44.2% (CIC)

Crompton Vinyl Additives GmbH           100% (Crompton GmbH)               Germany

Crompton, Inc.                          100% (CIC)                         Philippines

Crompton-CNCCC Danyang Chemical         85% (CIC)                          China-PRC
Company Limited

Davis-Standard (Deutschland) GmbH       100% (Davis-Standard               Germany
                                        Corporation)

Davis-Standard Corporation              100% (Crompton Holding             Delaware          Yes
                                        Corporation)

Davis-Standard France S.A.R.L.          51% (UCCI); 48% (9056-0921         France
                                        Quebec Inc.)

Davis-Standard GmbH                     100% (Davis-Standard               Germany
                                        (Deutschland) GmbH)

Davis-Standard Limited                  100% (Crompton Europe Limited)     United Kingdom

D-S Brookes Limited                     100% (Davis-Standard Limited)      United Kingdom

Fasting Jonk N.V.                       100%  (Jonk B.V.)                  Netherlands

GT Seed International Company           100%  (UCCI)                       Texas             Yes

GT Seed Treatment, Inc.                 100%  (UCCI)                       Minnesota         Yes

Handelsmaatschappij Camphina N.V.       100%  (Jonk B.V.)                  Netherlands

Isofoam Limited                         100% (Baxenden Chemicals           United Kingdom
                                        Limited)

Jonk B.V.                               100% (Crompton B.V.)               Netherlands

KEM Manufacturing Corporation           100%  (UCCI)                       Georgia           Yes

Lucia KaarsenFabriek N.V.               100%  (Jonk B.V.)                  Netherlands

Monochem, Inc.                          100%  (UCCI)                       Louisiana         Yes

Nanjing Crompton Shuguang               85% (CIC)                          China-PRC
Organosilicon Specialties Co., Ltd.

Naugatuck Treatment Company             100%  (UCCI)                       Connecticut       Yes

                                                                         ANNEX B
                                                                          Page 4

                                        PERCENTAGE OWNERSHIP
                                        (Direct Owner if not               JURISDICTION OF   SUBSIDIARY
SUBSIDIARY NAME                         Borrower)                          ORGANIZATION      GUARANTOR?
-------------------------------------   --------------------------------   ---------------   ----------
Nerap Expeditie B.V.                    100%  (Crompton B.V.)             Netherlands

PT Crompton Indonesia                   100% (CIC)                        Indonesia

Unicorb Limited                         100% (UCCI)                       United Kingdom

Uniroyal Chemical Company Limited       100% (UCCI)                       Delaware / Bahamas  Yes
(Delaware)

Uniroyal Chemical Company, Inc.         100% (UCCI)                       Delaware            Yes

Uniroyal Chemical Company, Inc.         80.64% (Crompton                  New Jersey          Yes
("UCCI")                                Corporation); 19.36%
                                        (Crompton Holdings GmbH)

Uniroyal Chemical Export Limited        100%  (UCCI)                      Delaware            Yes

Uniroyal Chemical Leasing Company,      100%  (UCCI)                      Delaware            Yes
Inc.

Uniroyal Chemical Mexico S.A. de C.V.   100%  (Crompton Holdings S.A.     Mexico
                                        de C.V.)

Uniroyal Chemical S.A.                  100% (UCCI)                       Spain

Uniroyal Chemical S.A.R.L.              100% (UCCI)                       Switzerland

Uniroyal Chemical Taiwan Limited        80%  (UCCI)                       Taiwan

Weber City Road LLC                     100% (UCCI)                       Louisiana           Yes

Witco Corporation U.K. Limited          100% (CIC)                        United Kingdom

Witco Europe Investment Partners        99% (Witco Investment             Delaware
                                        Holdings B.V.); 1% (Witco
                                        Investments B.V.)

Witco Investment Holdings B.V.          100% (Crompton Overseas B.V.)     Netherlands

Witco Investments B.V.                  100% (Witco Investment            Netherlands
                                        Holdings B.V.)

Witco Ireland Investment Company        99% (Crompton B.V;                Ireland
Limited                                 1% (CIC)

Witco Polymers and Resins B.V.          100% (Crompton B.V.)              Netherlands

Witco Warmtekracht B.V.                 100% (Crompton B.V.)              Netherlands

                                                                         ANNEX C
                                                                              to
                                                                PLEDGE AGREEMENT

                                SCHEDULE OF STOCK

1.      Crompton Corporation

                                                                                                   SUB-CLAUSE OF
NAME OF                                                                                            SECTION 3.2(a)
ISSUING                    TYPE OF         NUMBER OF       CERTIFICATE          PERCENTAGE           OF PLEDGE
CORPORATION                SHARES           SHARES             NO.                OWNED              AGREEMENT
------------------------------------------------------------------------------------------------------------------
Assured Insurance           Common          100,000             3                  100%                 (i)
Company

Enenco, Incorporated       Capital            100               2                  50%                  (i)

                           Capital            200               4                                       (i)

                           Capital            600               6                                       (i)

                           Capital            800               8                                       (i)

                           Capital            600               10                                      (i)

                           Capital            600               12                                      (i)

                           Capital            600               14                                      (i)

                           Capital            300               16                                      (i)

                           Capital            200               18                                      (i)

Uniroyal Chemical           Common            100               15                80.64%                (i)
Company, Inc.(3)

Crompton Europe             Common            500               02                 100%                 (i)
Financial Services
Company

Crompton                    Common            130               3                  65%                  (i)
International
Corporation                 Common            70               N/A                 35%              Not Pledged

                              [Continued next page]

----------
(3) Uniroyal Chemical Company, Inc., a New Jersey corporation

                                                                         Annex C
                                                                          Page 2

2.      Crompton Holding Corporation

                                                                                                   SUB-CLAUSE OF
NAME OF                                                                                            SECTION 3.2(a)
ISSUING                    TYPE OF         NUMBER OF       CERTIFICATE          PERCENTAGE           OF PLEDGE
CORPORATION                SHARES           SHARES             NO.                OWNED              AGREEMENT
------------------------------------------------------------------------------------------------------------------
Crompton Colors             Common            500               4                  100%                 (i)
Incorporated

Davis-Standard              Common            500               2                  100%                 (i)
Corporation

3.      Uniroyal Chemical Company, Inc., a New Jersey corporation

                                                                                                   SUB-CLAUSE OF
NAME OF                                                                                            SECTION 3.2(a)
ISSUING                    TYPE OF         NUMBER OF       CERTIFICATE          PERCENTAGE           OF PLEDGE
CORPORATION                SHARES           SHARES             NO.                OWNED              AGREEMENT
------------------------------------------------------------------------------------------------------------------
CNK Chemical Realty         Common            100               10                 100%                 (i)
Corporation

Crompton Holding            Common            750               5                  100%                 (i)
Corporation

Crompton Monochem,          Common           1,000              2                  100%                 (i)
Inc.

Crompton Sales              Common            100               3                  100%                 (i)
Company, Inc.

GT Seed International       Common            100               4                  100%                 (i)
Company

GT Seed Treatment,          Common          116,310             2                  100%                 (i)
Inc.

KEM Manufacturing           Common           5,000              2                  100%                 (i)
Corporation

Monochem, Inc.              Common          502,020             1                  100%                 (i)

Naugatuck Treatment         Common            100               3                  100%                 (i)
Company

Uniroyal Chemical           Common           3,997              12                 100%                 (i)
Company Limited
(Delaware)

Uniroyal Chemical           Common            100               3                  100%                 (i)
Company, Inc.(4)

----------
(4) Uniroyal Chemical Company, Inc., a Delaware corporation

                                                                         Annex C
                                                                          Page 3

                                                                                                   SUB-CLAUSE OF
NAME OF                                                                                            SECTION 3.2(a)
ISSUING                    TYPE OF         NUMBER OF       CERTIFICATE          PERCENTAGE           OF PLEDGE
CORPORATION                SHARES           SHARES             NO.                OWNED              AGREEMENT
------------------------------------------------------------------------------------------------------------------
Uniroyal Chemical           Common            100               1                  100%                 (i)
Export Limited

Uniroyal Chemical           Common            100               1                  100%                 (i)
Leasing Company, Inc.

NPC Services, Inc.          Common           12.75              8                 12.75%                (i)

Crompton & Knowles         Common]           1,000        Uncertificated           100%             Not Pledged
Receivables Corporation

                            SCHEDULE OF FOREIGN STOCK

4.      Uniroyal Chemical Company, Inc., a New Jersey corporation

                                                                                                SUB-CLAUSE OF
NAME OF                                                                                         SECTION 3.2(a)
ISSUING                   TYPE OF          NUMBER OF       CERTIFICATE       PERCENTAGE           OF PLEDGE
CORPORATION               SHARES            SHARES             NO.             OWNED              AGREEMENT
---------------------------------------------------------------------------------------------------------------
Unicorb Limited        Not specified       636,943               3                 65%              (i)

                       Not specified          2            Not specified           35%          Not pledged

Crompton Europe        Not specified      1,103,291              7                 65%              (i)
Limited
                       Not specified       594,091         Not specified           35%          Not pledged

                                                                         Annex C
                                                                          Page 4

                                                                                                SUB-CLAUSE OF
NAME OF                                                                                         SECTION 3.2(a)
ISSUING                   TYPE OF          NUMBER OF       CERTIFICATE       PERCENTAGE           OF PLEDGE
CORPORATION               SHARES            SHARES             NO.             OWNED              AGREEMENT
-------------------------------------------------------------------------------------------------------------
Crompton Chemical      Not specified         25,000        Not specified           65%              (i)
(Pty) Ltd.

                       Not specified         25,000        Not specified           35%          Not pledged

Uniroyal Chemical      Not specified     Not specified     Not specified           65%              (i)
S.A.

                       Not specified     Not specified     Not specified           35%          Not pledged

9056-0921 Quebec Inc.     (Common             164              CA-4                65%              (i)

                          (Common              88          Not specified           35%          Not pledged

                        PPreferred            650              PA-4                65%              (i)

                        PPreferred            350          Not specified           35%          Not pledged

Crompton & Knowles     Not specified           98               C-8                65%              (i)
of Canada Limited

                       Not specified       Approx. 53      Not specified           35%          Not pledged

Crompton Specialties   Not specified        325,000             14                 65%              (i)
Pty. Limited

                       Not specified        175,000        Not specified           35%          Not pledged

Crompton Specialties   Not specified    Approx. 318,500    Not specified          59.8%             (i)
Limited

                       Not specified    Approx. 154,113    Not specified          32.2%             (i)

                                                                                              SUB-CLAUSE OF
NAME OF                                                                                       SECTION 3.2(a)
ISSUING                    TYPE OF         NUMBER OF         CERTIFICATE        PERCENTAGE    OF PLEDGE
CORPORATION                SHARES          SHARES            NO.                OWNED         AGREEMENT
-------------------------------------------------------------------------------------------------------------
Crompton Holding       Not specified    54,188,661.15       Not specified           65%             (i)
S.A. de C.V.

                       Not specified    29,178,509.85       Not specified           35%         Not pledged

Crompton Quimica       Not specified        31,622          Not specified           6.7%            (i)
S.A.C.I.

                       Not specified        17,027          Not specified           3.6%        Not pledged

Crompton Holdings      Not specified       499,850         Uncertificated          3.63%            N/A
GmbH

                       Not specified       269,150         Uncertificated          2.27%        Not pledged

Uniroyal Chemical      Not specified        25,000         Uncertificated           65%             N/A
S.A.R.L.

                       Not specified       Approx.         Uncertificated           35%         Not pledged
                                           13,461.5

Uniroyal Chemical      Not specified    Not specified       Not specified           52%             N/A
Taiwan Limited

                       Not specified    Not specified       Not specified           28%         Not pledged

                       Not specified    Not specified       Not specified          32.2%        Not pledged

Davis-Standard         Not specified    Not specified       Not specified         33.15%%           N/A
France S.A.R.L.

                       Not specified    Not specified       Not specified          17.85%       Not pledged

                                                                         Annex C
                                                                          Page 6

5.      Davis-Standard Corporation

                                                                                                SUB-CLAUSE OF
NAME OF                                                                                         SECTION 3.2(a)
ISSUING                   TYPE OF          NUMBER OF       CERTIFICATE       PERCENTAGE           OF PLEDGE
CORPORATION               SHARES            SHARES             NO.             OWNED              AGREEMENT
-------------------------------------------------------------------------------------------------------------
Davis-Standard         Not specified        Approx.        Uncertificated           65%            N/A
(Deutschland) GmbH                         25,564.59

                       Not specified        Approx.        Uncertificated           35%         Not pledged
                                           13,765.55

6.      GT Seed International Company

                                                                                                SUB-CLAUSE OF
NAME OF                                                                                         SECTION 3.2(a)
ISSUING                   TYPE OF          NUMBER OF       CERTIFICATE       PERCENTAGE           OF PLEDGE
CORPORATION               SHARES            SHARES             NO.             OWNED              AGREEMENT
-------------------------------------------------------------------------------------------------------------
Crompton Technology    Not specified    Approx. 656.9      Uncertificated          37.05%          N/A
B.V.

                       Not specified    Approx. 396.1      Uncertificated          19.95%       Not pledged

                                                                         ANNEX D
                                                                              to
                                                                PLEDGE AGREEMENT

                                SCHEDULE OF NOTES

1. Global Intercompany Note, dated as of the Effective Date, by each Pledgor, as payor, in favor of each other Pledgor, as payee.

2. Promissory Note, dated December 22, 2000, by Ruby Park, LLC payable to Crompton Corporation.

3. Promissory Note, dated March 11, 1999, by Stoney Creek Technologies, LLC payable to Crompton Corporation (f/n/a Witco Corporation).

                                                                         ANNEX E
                                                                              to
                                                                PLEDGE AGREEMENT

                 SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS

1.      Uniroyal Chemical Company, Inc., a New Jersey corporation

     NAME OF                                                    SUB-CLAUSE OF
 ISSUING LIMITED           TYPE OF            PERCENTAGE        SECTION 3.2(a)
LIABILITY COMPANY          INTEREST             OWNED        OF PLEDGE AGREEMENT
--------------------------------------------------------------------------------
  Weber City LLC       Membership Units         100%                (ii)

    Rubicon LLC      Class A Common Units        50%                (i)

                                                                         ANNEX F
                                                                              to
                                                                PLEDGE AGREEMENT

                        SCHEDULE OF PARTNERSHIP INTERESTS

None.

                                                                         ANNEX G
                                                                              to
                                                                PLEDGE AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES

           Name of Pledgor                 Address(es) of Chief Executive Office
           ---------------                 -------------------------------------
Each Pledgor except those named below      199 Benson Road
                                           Middlebury, CT  06749

Monochem, Inc.                             36191 Highway 30
                                           Geismar, LA 70734

                                                                         ANNEX H
                                                                              to
                                                                PLEDGE AGREEMENT

             FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES, LIMITED LIABILITY COMPANY INTERESTS AND PARTNERSHIP INTERESTS

AGREEMENT (as amended, restated, modified and/or supplemented from time to time, this "Agreement"), dated as of [_______ __, 200_], among the undersigned pledgor (the "Pledgor"), Deutsche Bank AG New York Branch, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and [__________], as the issuer of the [Uncertificated Securities] [Limited Liability Company Interests] [Partnership Interests] (as defined below) (the "Issuer"). Except as otherwise defined herein, all capitalized terms used herein and defined in the Pledge Agreement (as defined below) shall be used as herein as therein defined.

                              W I T N E S S E T H :

WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into a Pledge Agreement, dated as of August 16, 2004 (as amended, restated, modified and/or supplemented from time to time, the " Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor has or will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any and all ["uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities")] [Partnership Interests (as defined in the Pledge Agreement)] [Limited Liability Company Interests (as defined in the Pledge Agreement)], from time to time issued by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such [Uncertificated Securities] [Partnership Interests] [Limited Liability Company Interests] being herein collectively called the "Issuer Pledged Interests"); and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction; provided, however, until such time as the Issuer

                                                                         Annex H
                                                                          Page 2

receives a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests, the Issuer may comply with any and all instructions and orders originated by the Pledgor.

2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and
(ii) the Issuer Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                        Deutsche Bank AG New York Branch
                        60 Wall Street
                        New York, New York  10005
                        Attention:  Ms. Carin Keegan
                        Telephone No.: (212) 250-6083
                        Telecopier No.: (212) 797-5690

5. Following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests and until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgee only by wire transfers to such account as the Pledgee shall instruct.

6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied, cabled or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee or the Issuer shall not be effective until received. All notices and other communications shall be in writing and addressed as follows:

(a)     if to the Pledgor, at c/o:

                        Crompton Corporation
                        199 Benson Road
                        Middlebury, CT 06749

                                                                         Annex H
                                                                          Page 3

                        Attention: Chief Financial Officer and General Counsel Telephone No.: (203) 573-2000
                        Telecopier No.: (203) 573-3711

(b)     if to the Pledgee, at the address given in Section 4 hereof;

(c)     if to the Issuer, at:

                        ________________________
                        ________________________
                        ________________________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

8. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

                                                                         Annex H
                                                                          Page 4

IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                                        [                     ],
                                         ---------------------
                                           as Pledgor


                                        By
                                           --------------------------------
                                           Name:
                                           Title:


                                        DEUTSCHE BANK AG NEW YORK BRANCH,
                                         not in its individual capacity but
                                         solely as Collateral Agent for the
                                         Lender Creditors with respect to the
                                         Priority Credit Document Obligations


                                        By
                                           --------------------------------
                                           Name:
                                           Title:


                                        By
                                           --------------------------------
                                           Name:
                                           Title:


                                        DEUTSCHE BANK AG NEW YORK BRANCH,
                                         not in its individual capacity but
                                         solely as Collateral Agent for the
                                         Secured Creditors with respect to the
                                         Obligations not constituting Priority
                                         Credit Document Obligations


                                        By
                                           --------------------------------
                                           Name:
                                           Title:


                                        By
                                           --------------------------------
                                           Name:
                                           Title:

                                                                         Annex H
                                                                          Page 5

                                           [                     ],
                                            ---------------------
                                           as the Issuer


                                        By
                                           --------------------------------
                                           Name:
                                           Title:

1.  SECURITY FOR OBLIGATIONS...................................................3

2.  DEFINITIONS................................................................5

3.  PLEDGE OF SECURITIES, ETC.................................................10

      3.1 Pledge..............................................................10
      3.2 Procedures..........................................................14
      3.3 Subsequently Acquired Collateral....................................16
      3.4 Transfer Taxes......................................................16
      3.5 Certain Representations and Warranties Regarding the
          Collateral..........................................................16

4.  APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC..............................17

5.  VOTING, ETC., WHILE NO EVENT OF DEFAULT...................................17

6.  DIVIDENDS AND OTHER DISTRIBUTIONS.........................................17

7.  REMEDIES IN CASE OF AN EVENT OF DEFAULT...................................18

8.  REMEDIES, CUMULATIVE, ETC.................................................19

9.  APPLICATION OF PROCEEDS...................................................19

10. PURCHASERS OF COLLATERAL..................................................20

11. INDEMNITY.................................................................20

12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.................21

13. FURTHER ASSURANCES; POWER-OF-ATTORNEY.....................................21

14. THE PLEDGEE AS COLLATERAL AGENT...........................................22

15. TRANSFER BY THE PLEDGORS..................................................22

16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.................22

17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED
      ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION
      OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION
      NUMBERS; CHANGES THERETO; ETC...........................................24

18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC.......................................25

19. SALE OF COLLATERAL WITHOUT REGISTRATION...................................26

20. TERMINATION; RELEASE......................................................27

21. NOTICES, ETC..............................................................28

22. WAIVER; AMENDMENT.........................................................29

23. SUCCESSORS AND ASSIGNS....................................................29

24. HEADINGS DESCRIPTIVE......................................................29

25. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF
      JURY TRIAL..............................................................29

26. PLEDGOR'S DUTIES..........................................................30

27. COUNTERPARTS..............................................................30

28. SEVERABILITY..............................................................30

29. RECOURSE..................................................................31

30. ADDITIONAL PLEDGORS.......................................................31

31. LIMITED OBLIGATIONS.......................................................31

32. RELEASE OF PLEDGORS.......................................................31

ANNEX A  -     SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION (AND WHETHER A
               REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY),
               JURISDICTION OF ORGANIZATION, LOCATION AND ORGANIZATIONAL
               IDENTIFICATION NUMBERS

ANNEX B  -     SCHEDULE OF SUBSIDIARIES
ANNEX C  -     SCHEDULE OF STOCK
ANNEX D  -     SCHEDULE OF NOTES
ANNEX E  -     SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS
ANNEX F  -     SCHEDULE OF PARTNERSHIP INTERESTS
ANNEX G  -     SCHEDULE OF CHIEF EXECUTIVE OFFICES
ANNEX H  -     FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES, LIMITED
               LIABILITY COMPANY INTERESTS AND PARTNERSHIP INTERESTS